Lease Commitments	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Lease Commitments
Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was $216 million in 2014, $233 million in 2013 and $301 million in 2012.

The future minimum rental commitments under non-cancelable operating leases follow:
(MILLIONS OF DOLLARS)	2015	2016	2017	2018	2019	After 2019
Lease commitments	$183	$159	$151	$112	$88	$774